Exhibit 99.4

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of October 4, 2023, is by and among Standard BioTools Inc., a Delaware corporation (“Parent”), Martis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), SomaLogic, Inc., a Delaware corporation (the “Company”), and the persons listed on the attached Schedule A who are signatories to this Agreement (each, a “Stockholder”, and collectively, the “Stockholders”).

RECITALS

WHEREAS, concurrently herewith, the Company, Parent and Merger Sub are entering into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, as of the date of this Agreement, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the approximate number of shares of Parent Common Stock set forth on Schedule A opposite such Stockholder’s name (all of the shares of Parent Common Stock owned of record or beneficially by such Stockholder as of the date of this Agreement, the “Owned Shares” and, together with any additional shares of Parent Common Stock or other voting securities of Parent of which such Stockholder acquires record or beneficial ownership after the date of this Agreement, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, consolidation, reclassification, exchange or change of such shares, or other similar transaction, or upon exercise or conversion of any securities (including any Parent Options or any other equity awards), such Stockholder’s “Covered Shares”);

WHEREAS, as a condition and inducement to the willingness of the Company, Parent and Merger Sub to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, the Parent Share Issuance and the Parent Charter Amendment, the Company, Parent, Merger Sub and the Stockholders are entering into this Agreement; and

WHEREAS, the Stockholders acknowledge that each of the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Merger Agreement if the Stockholders did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.             Certain Definitions. All capitalized terms that are used but not defined herein have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms have the following respective meanings:

(a)           “Permitted Liens” means (i) Liens for Taxes that (A) are not yet due and payable or (B) are being contested in good faith by appropriate proceedings, (ii) Liens for assessments and other governmental charges or landlords’, carriers’, warehousemen’s, mechanics’, repairmen’s, workers’ and other similar common law or statutory Liens arising or incurred in the ordinary course of business consistent with past practice, in each case that (A) relate to obligations that are not delinquent or (B) the applicable Stockholder or any of such Stockholder’s Affiliates is contesting in good faith by appropriate proceedings, (iii) Liens incurred in the ordinary course of business consistent with past practice that would not reasonably be expected to interfere adversely in a material way with the use of the properties or assets encumbered thereby and (iv) Liens that are or may be imposed pursuant to this Agreement.

(b)           “Termination Date” means the earliest to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

(c)           A Person will be deemed to have effected a “Transfer” of a security if such Person, whether voluntarily or involuntarily, directly or indirectly, (i) sells, pledges, encumbers, hypothecates, leases, assigns, gifts, grants an option with respect to, transfers, exchanges, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise) of such security or any interest in such security, (ii) creates or permits to exist any Liens (other than Permitted Liens and restrictions on transfer imposed under applicable securities laws), (iii) deposits such security into a voting trust or enters into a voting agreement or arrangement or grants any proxy, power of attorney or other authorization with respect thereto that is inconsistent with this Agreement or (iv) enters into an agreement to take any of the actions referred to in the foregoing clauses (i) through (iii).

2.             Transfer Restrictions. From the date of this Agreement until the Termination Date, Stockholder shall not Transfer (or cause or permit the Transfer of) any of such Stockholder’s Covered Shares except with the Company’s prior written consent. Notwithstanding anything to the contrary in this Agreement, this Section 2 shall not prohibit a Transfer of Covered Shares by a Stockholder to (i) any of such Stockholder’s Affiliates or limited partners (including, for the avoidance of doubt, any distribution in kind to the limited partners), (ii) any member of such Stockholder’s immediate family or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or (iii) any person or entity if and to the extent required by any non-consensual legal order, by divorce decree or by will, intestacy or other similar law; provided that in the case of (i) and (ii), such a Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing (in form and substance reasonably satisfactory to the Company) to be bound by all of the obligations of such Stockholder under this Agreement with respect to such Covered Shares being Transferred. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever.

3.             Agreement to Vote.

(a)           From the date of this Agreement until the Termination Date, at the Parent Stockholders Meeting and any other meeting of the stockholders of Parent (and at every adjournment or postponement thereof) to vote on any matter contemplated by this Agreement, however called, or (if applicable) in connection with any written consent of Parent’s stockholders, each Stockholder unconditionally and irrevocably agrees to vote, or cause to be voted, all such Stockholder’s Covered Shares held at that time:

(i)             in favor of (A) the Parent Share Issuance, (B) the Parent Charter Amendment and (C) a proposal to increase the number of shares of Parent Common Stock reserved for issuance under the Parent 2011 Equity Incentive Plan as determined by the Parent Board;

(ii)            in favor of the approval of any proposal to adjourn the meeting to a later date, if there is not a quorum or sufficient affirmative votes (in person or by proxy) to obtain the Parent Stockholder Approval on the date on which such meeting is held;

(iii)           against any action or agreement that would reasonably be expected to result in the conditions of the Contemplated Transactions not being fulfilled or a breach of a covenant, representation or warranty or any other material obligation or agreement of Parent contained in the Merger Agreement;

(iv)           against any action, proposal, transaction or agreement that would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transactions or the fulfillment of the Company’s, Parent’s or Merger Sub’s conditions to Closing under the Merger Agreement; and

(v)            against any Parent Acquisition Proposal.

(b)           From the date of this Agreement until the Termination Date, each Stockholder shall appear, or shall cause the applicable entity that is the record holder of any of such Stockholder’s Covered Shares, as applicable (in person, by proxy or by any other means permitted by the Parent Bylaws) at each meeting of the stockholders of Parent, or adjournment or postponement thereof, to vote on any matter contemplated by this Agreement and shall cause all such Stockholder’s Covered Shares to be counted as present thereat for purposes of calculating a quorum and shall vote all such Stockholder’s Covered Shares in accordance with this Section 3.

(c)           Nothing in this Agreement, including this Section 3, limits or restricts any Stockholder, or any Affiliate or designee of any Stockholder who serves as a member of the Parent Board in acting or voting in his or her capacity as a director of Parent and exercising his or her fiduciary duties and responsibilities, it being understood that this Agreement applies to each Stockholder solely in such Stockholder’s capacity as a stockholder of Parent and does not apply to such Stockholder’s or any such Affiliate or designee’s actions, judgments or decisions as a director of Parent, and such actions (or failures to act) shall not be deemed to constitute a breach of this Agreement.

4.             No Inconsistent Agreements. Each Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any of such Stockholder’s Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date of this Agreement, a proxy or power of attorney with respect to any of such Stockholder’s Covered Shares, in either case, that is inconsistent with such Stockholder’s obligations pursuant to this Agreement.

5.             Representations and Warranties of each Stockholder. Each Stockholder hereby represents and warrants to Parent, Merger Sub and the Company, solely as to itself and not as to any other Stockholder or other Person, as follows:

(a)           Power; Organization; Binding Agreement. Such Stockholder has the capacity to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming due authorization, execution and delivery by Parent, Merger Sub and the Company, this Agreement is enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)           No Conflicts. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of such Stockholder’s obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which such Stockholder is a party or by which such Stockholder may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of such Stockholder, (iii) violate any applicable Law or Judgment or (iv) with respect to a Stockholder that is not a natural person, violate the organizational documents of such Stockholder, in each case, except for such consents, approvals, breaches, Liens or violations that would not, individually or in the aggregate, prevent or materially delay such Stockholder from performing such Stockholder’s obligations under this Agreement.

(c)           Ownership of Covered Shares. Such Stockholder is the beneficial owner of such Stockholder’s Covered Shares. All such Stockholder’s Covered Shares are owned free and clear of any Liens other than Permitted Liens, and no Person has a right to acquire any of such Covered Shares, in each case other than pursuant to this Agreement, the Merger Agreement, under applicable federal or state securities laws or pursuant to any written policies of Parent only with respect to restrictions upon the trading of securities under applicable securities laws. As of the date of this Agreement, except as set forth on Schedule A, other than such Stockholder’s Owned Shares, such Stockholder does not own beneficially or of record any (i) shares of capital stock or voting securities of Parent, (ii) securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent or (iii) options or other rights to acquire from Parent any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent.

(d)           Voting Power. Such Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the securities subject to this Agreement owned by such Stockholder, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and those arising under the terms of this Agreement.

(e)           Reliance by the Company, Parent and Merger Sub. Such Stockholder understands and acknowledges that each of the Company, Parent and Merger Sub is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(f)            Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, except in each case for filings with the SEC or where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations hereunder.

6.             Additional Covered Shares. Prior to the Termination Date, in the event that a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional shares of Parent Common Stock or other voting interests with respect to Parent, such shares of Parent Common Stock or other voting interests will, without further action of the parties, be deemed Covered Shares held by such Stockholder and subject to the provisions of this Agreement, the number of shares of Parent Common Stock held by such Stockholder will be deemed amended accordingly, and such shares of Parent Common Stock or voting interests will automatically become subject to the terms of this Agreement as Covered Shares. Notwithstanding the foregoing, nothing in this Agreement shall require a Stockholder to (i) convert, exercise or exchange any options, warrants or convertible securities in order to obtain underlying shares of Parent Common Stock or (ii) vote, or execute any consent with respect to, any shares of Parent Common Stock underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for such vote or consent.

7.             Representations and Warranties of Parent, Merger Sub and the Company. Each of Parent, Merger Sub and the Company hereby represents and warrants to the Stockholders, solely as to itself and not as to any other Person, as follows:

(a)           Authority; Binding Nature. Each of Parent, Merger Sub and the Company has all requisite power and authority to (i) execute and deliver this Agreement, (ii) perform its covenants and obligations hereunder and (iii) consummate the transactions contemplated hereby to be consummated by it. The execution and delivery of this Agreement by each of Parent, Merger Sub and the Company, the performance of each of their covenants and obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Parent, Merger Sub and the Company, and no additional actions are necessary to authorize (A) the execution and delivery of this Agreement by Parent, Merger Sub and the Company; (B) the performance by each of Parent, Merger Sub and the Company of its covenants and obligations hereunder; or (C) the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent, Merger Sub and the Company (assuming due authorization, execution and delivery by the Stockholders) constitutes a valid and binding obligation of Parent, Merger Sub and the Company, enforceable against Parent, Merger Sub and the Company in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)           No Conflicts. None of the execution and delivery by each of Parent, Merger Sub and the Company of this Agreement, the performance by each of Parent, Merger Sub and the Company of its obligations hereunder or the consummation by each of Parent, Merger Sub and the Company of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which Parent, Merger Sub or the Company is a party or by which Parent, Merger Sub or the Company may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of Parent, Merger Sub or the Company, (iii) violate any applicable Law or Judgment or (iv) violate the organizational documents of Parent, Merger Sub or the Company.

8.             Stockholder Litigation. Each Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby; provided that this Section 8 shall not be deemed a waiver of any rights of any Stockholder or such Stockholder’s Affiliates for any breach of this Agreement or the Merger Agreement by Parent, Merger Sub or the Company or any of their respective Affiliates.

9.             No Solicitation. Each Stockholder hereby covenants not to, and shall not authorize or permit its Affiliates or Representatives to, take, directly or indirectly, any action that Parent would then be prohibited from taking under Section 5.3(a) of the Merger Agreement. Each Stockholder shall, and shall cause such Stockholder’s Affiliates and Representatives to, cease immediately and cause to be terminated any solicitation, encouragement, discussions and negotiations with any Person conducted heretofore with respect to any Parent Acquisition Proposal, or any inquiry, proposal or offer that could reasonably be expected to lead to a Parent Acquisition Proposal. Nothing in this Section 9 shall be construed as prohibiting, or imposing any obligation on any Stockholder with respect to, any action (other than actions taken by or on behalf of such Stockholder) that is taken by any Person other than such Stockholder and such Stockholder’s Affiliates and Representatives.

10.           Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Termination Date, in furtherance of this Agreement, each Stockholder hereby authorizes Parent or its counsel to instruct Parent’s transfer agent to put in place a stop transfer order with respect to all of the securities of Parent held of record by such Stockholder (and that this Agreement places limits on the voting and transfer of such securities) except with respect to Transfers of any Covered Shares in accordance with Section 2.

11.           Termination. This Agreement and all rights and obligations of the parties hereunder will terminate and have no further force or effect as of the Termination Date; provided that this Section 11 and Section 12 shall survive the termination of this Agreement. Notwithstanding the foregoing, nothing set forth in this Section 11 or elsewhere in this Agreement relieves any party hereto from liability, or otherwise limits the liability of any party hereto, for any Willful Breach of this Agreement prior to such termination.

12.           Miscellaneous.

(a)           Severability. If any term, provision, covenant or restriction of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal, void or unenforceable in any respect by a court of competent jurisdiction or other Governmental Entity, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a holding, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(b)           Assignment. Except in connection with a Transfer of any Covered Shares in accordance with Section 2, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties and any purported assignment in violation hereof shall be null and void ab initio. Subject to the immediately preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

(c)           Amendment and Modification; Waiver. This Agreement may be amended or waived by any party only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.

(d)           Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which the parties are entitled at law or in equity, (i) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief, to prevent breaches or threatened or anticipated breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in Section 12(h), without proof of damages or otherwise, and (ii) the right of specific performance is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Merger Sub or any Stockholder would have entered into this Agreement. Each of the parties agrees that it waives the defense of adequacy of a remedy at law and will not oppose the granting of an injunction or injunctions, specific performance or other equitable relief on the basis that (A) the other parties have an adequate remedy at law or (B) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 12(d) shall not be required to provide any bond or other security in connection with any such order or injunction.

(e)           Notices. All notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered in person, (ii) on the next Business Day if transmitted by national overnight courier (with confirmation of delivery) or (iii) on the date transmitted if sent by email (provided that no “bounce back” or similar message of non-delivery is received with respect thereto), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 12(e)):

If to the Stockholders, to the address for notice set forth on Schedule A, with a copy (which will not constitute notice or service of process) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attn: Matthew J. Gardella; Matthew W. Tikonoff

Email: MGardella@mintz.com; MWTikonoff@mintz.com

If to Parent or Merger Sub, to:

Standard BioTools Inc.

2 Tower Place, Suite 2000

South San Francisco, CA 94080

Attn: Michael Egholm, Ph.D.

Email: [        ]

with a copy (which will not constitute notice or service of process) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attn: Matthew J. Gardella; Matthew W. Tikonoff

Email: MGardella@mintz.com; MWTikonoff@mintz.com

If to the Company, to:

SomaLogic, Inc.

2945 Wilderness Place

Boulder, CO 80301

Attn: General Counsel

Email: [        ]

with a copy (which will not constitute notice or service of process) to:

Fenwick & West LLP

902 Broadway, 18th Floor

New York, NY 10010

Attn: Ethan A. Skerry; David Michaels

Email: ESkerry@fenwick.com; DMichaels@fenwick.com

Notwithstanding anything in this Agreement to the contrary, any notice given in accordance with the foregoing clauses (i) or (ii) of this Section 12(e) shall only be effective if a duplicative copy of such notice is also given by email in the method described in this Section 12(e).

(f)            No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto (and their respective successors and permitted assigns) any rights (legal, equitable or otherwise) or remedies, whether as third-party beneficiaries or otherwise.

(g)           Governing Law. This Agreement and all Legal Proceedings arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.

(h)           Jurisdiction. This Agreement and all Legal Proceedings arising out of or relating to this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Legal Proceeding, any state or federal court within the State of Delaware). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Legal Proceeding, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Legal Proceeding, (iii) agree to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any such court and (iv) agree to not bring any Legal Proceeding arising out of or relating to this Agreement or the Contemplated Transactions in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Legal Proceeding, any state or federal court within the State of Delaware), except for Legal Proceedings brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 12(h) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Legal Proceeding arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 12(e) of this Agreement. The parties hereto agree that a final judgment in any such Legal Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(i)            WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12(i).

(j)            Rules of Construction. Each of the parties hereto acknowledges that such party has been represented by counsel of such party’s choice throughout all negotiations that have preceded the execution of this Agreement, and that such party has executed the same with the advice of such counsel. Each party and such party’s counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to in this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of such party’s drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto.

(k)           Entire Agreement. This Agreement, taken together with the Schedules attached hereto and the Merger Agreement to the extent referenced herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect thereto.

(l)            Interpretation. The rules of interpretation set forth in Section 8.11 of the Merger Agreement shall apply to this Agreement, mutatis mutandis.

(m)          Expenses. Except as otherwise expressly provided in this Agreement or the Merger Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such fees or expenses.

(n)           No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made against, the Persons that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith.

13.           Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto, it being understood and agreed that all parties hereto need not sign the same counterpart. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement (which need not be on the same counterpart) transmitted by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

14.           Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

15.           No Ownership Interest. Each Stockholder, solely as to itself and not as to any other Stockholder or other Person, has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to each Stockholder’s Covered Shares will remain vested in and belong to such Stockholder, and nothing herein will, or will be construed to, grant Parent, Merger Sub or the Company any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement will be interpreted as creating or forming a “group” with any other Person, including other holders listed on Schedule A, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

16.           Disclosure. Each Stockholder hereby (a) authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC or other applicable Law and in the Joint Proxy Statement/Prospectus such Stockholder’s identity and ownership of the Covered Shares and the nature of such Stockholder’s obligations under this Agreement and (b) agrees to promptly give to Parent any information it may reasonably require for the preparation of any such announcement or disclosure.

[The remainder of this page is intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STANDARD BIOTOOLS INC.

By:
Name:
Title:

MARTIS MERGER SUB, INC.

By:
Name:
Title:

SOMALOGIC, INC.

By:
Name:
Title:

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PARENT STOCKHOLDER:

[Signature Page to Voting Agreement]

Schedule A